                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK
                                      OF
                             OSHKOSH B'GOSH, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 30, 1997

  This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

    (a) certificates for shares of Class A Common Stock, $.01 par value per share (the "Class A Shares") and/or of Class B Common Stock, $.01 par value per share (the "Class B Shares") (collectively, the "Shares"), of OshKosh B'Gosh, Inc., a Delaware corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated June 30, 1997 (the "Offer to Purchase")); or

    (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

    (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

  This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                       TO: HARRIS TRUST AND SAVINGS BANK

               By Mail:                        Facsimile Transmission:

                                          (for Eligible Institutions Only)
   Harris Trust and Savings Bank c/o
 Harris Trust Company of New York Wall
Street Station P.O. Box 1010 New York,
          New York 10268-1010

                                            (212) 701-7636 (212) 701-7637
                                        Confirm by Telephone: (212) 701-7624

                                   By Hand:

  Harris Trust and Savings Bank c/o Harris Trust Company of New York Receive
          Window 77 Water Street, 5th Floor New York, New York 11005

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company at the price per Share indicated in this Notice of Guaranteed Delivery, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of both of which
is hereby acknowledged,      Shares (consisting of    Class A Shares and
Class B Shares) pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.


                              CONDITIONAL TENDER
               (SEE INSTRUCTION 9 OF THE LETTER OF TRANSMITTAL)

 [_]Check here and complete the following if the shareholder is tendering all of his or her Shares and if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares:

   Minimum number of Shares to be sold: ______________________________ Shares



                                   ODD LOTS

   To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Class A Shares and/or fewer than 100 Class B Shares. The undersigned either (check one box):

   [_]is the beneficial or record owner of an aggregate of fewer than 100
      Class A Shares, all of which are being tendered and/or fewer than 100 Class B Shares, all of which are being tendered; or

   [_]is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares of Class A Shares and/or fewer than 100 Class B Shares and is tendering all of such Shares of such class.

   In addition, the undersigned is tendering Shares either (check one box):

   [_]at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

   [_]at the price per Share indicated below under "Price (in Dollars) per Share at which Shares are Being Tendered."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
-------------------------------------------------------------------------------

                              CHECK ONLY ONE BOX

  IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER
                               TENDER OF SHARES

(SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE
  A SEPARATE NOTICE OF GUARANTEED DELIVERY FOR EACH PRICE AT WHICH SHARES ARE
                                  TENDERED.)
-------------------------------------------------------------------------------

  [_] $19.00            [_] $20.00                     [_] $21.00                     [_] $22.00
  [_] $19.25            [_] $20.25                     [_] $21.25
  [_] $19.50            [_] $20.50                     [_] $21.50
  [_] $19.75            [_] $20.75                     [_] $21.75


            (Please type or print)
            Certificate Nos. (if available):
            ------------------------------------------------------
            ------------------------------------------------------
                                    Name(s)
            ------------------------------------------------------
                                  Address(es)
            ------------------------------------------------------
            ------------------------------------------------------
                     Area Code(s) and Telephone Number(s)

                                   SIGN HERE
            ------------------------------------------------------
                                 Signature(s)
            ------------------------------------------------------
            Dated:

            If Shares will be tendered by book-entry transfer, check the box and fill in the applicable account number, below:

            [_] The Depository Trust Company

            [_] Philadelphia Depository Trust Company

            Account Number:  _____________________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned is a firm or other entity that is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive (i) certificates of the Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three Nasdaq trading days after the date the Depositary receives this Notice of Guaranteed Delivery.
  Authorized Signature:  _________________________________________________
  Name:  _________________________________________________________________
                                (Please Print)
  ------------------------------------------------------------------------
  ------------------------------------------------------------------------
  Title:  ________________________________________________________________
  Name of Firm:  _________________________________________________________
  Address:  ______________________________________________________________
  ------------------------------------------------------------------------
  ------------------------------------------------------------------------
                             (Including Zip Code)
  Area Code and Telephone Number:  _______________________________________
  Date:  __________________________________________________________ , 1997

  DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.